Exhibit 99.4
REGISTRATION RIGHTS AGREEMENT
     REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of [                    ], 2009, is by and between Royal Gold, Inc., a corporation organized under the laws of the State of Delaware, United States of America (the “Company”) and Compañía Minera Carmen de Andacollo, a contractual mining company organized under the laws of Chile (“Stockholder”).
RECITALS
     WHEREAS, the Company and Stockholder have entered into that certain Master Agreement, dated as of April 3, 2009 (the “Master Agreement”), pursuant to which the Company has agreed to issue Stockholder [                    ] shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”);
     WHEREAS, after the issuance of the Common Stock to Stockholder, Stockholder will be the beneficial owner of approximately [     ]% of the issued and outstanding shares of Common Stock;
     WHEREAS, the Company and Stockholder have entered into that certain Stockholder Agreement dated as of the date of the Master Agreement (the “Stockholder Agreement”), in order, among other things, to govern the voting, transfer and certain other matters related to Stockholder’s acquisition and ownership of capital stock of the Company; and
     WHEREAS, the Company and Stockholder are obligated to enter into this Agreement pursuant to the Master Agreement, in order, among other things, to provide registration rights with respect to the Registrable Securities on the terms and conditions more fully set forth herein;
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:
AGREEMENT
SECTION 1. DEFINITIONS
1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:
(a)	“1934 Act” means the United States Securities Exchange Act of 1934, as amended.

(b)	“Act” means the United States Securities Act of 1933, as amended.

(c)	“Agreement” has the meaning set forth in the Preamble.

(d)	“Automatic Shelf Registration Statement” refers to an automatic shelf registration statement within the meaning of Rule 405.

(e)	“Canadian Prospectus” has the meaning set forth in Section 2.3(g).

(f)	“Closing Date” has the same meaning set forth in the Master Agreement.

(g)	“Common Stock” has the meaning set forth in the Recitals.

(h)	“Company” has the meaning set forth in the Preamble.

(i)	“Current Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

(j)	“Dispute” means a dispute arising out of or connected with this Agreement or any legal relationship associated with or derived from this Agreement.

(k)	“Form S-3” means Form S-3 promulgated under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC before and after the effective date of the registration statement on such form.

(l)	“Freely Tradable” means, with respect to any security, a security (i) that is eligible to be to be sold by the Holder thereof without any volume or manner of sale restrictions under the Act pursuant to Rule 144 and (ii) which bears no legends restricting the transfer thereof.

(m)	“Holder” means (i) the Stockholder and (ii) any other Person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities who has become a party to this Agreement following the prior written consent of the Company.

(n)	“ICC” has the meaning set forth in Section 3.4(b).

(o)	“Issuer Free Writing Prospectus” means shall mean any “issuer free writing prospectus,” as defined in Rule 433.

(p)	“Lock-up Period” has the meaning set forth in the Stockholder Agreement.

(q)	“Master Agreement” has the meaning set forth in the Recitals.

(r)	“NI 71-101” has the meaning set forth in Section 2.3(g).

(s)	“Parties” mean Stockholder and the Company.

(t)	“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or organization.

(u)	The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, or NI 71-101, as applicable, and the declaration or ordering of effectiveness (or deemed effectiveness) of such registration statement or document.

(v)	“Registrable Securities” means (i) the shares of Common Stock issued to the Stockholder pursuant to Section 2(b) of the Master Agreement, and (ii) any shares of Common Stock issued as a dividend, stock split or other distribution with respect to or in exchange for or in replacement of the shares referred to in Section 1.1(v)(i) above; provided, however, that Registrable Securities shall not include any securities described in Sections 1.1(v)(i) or 1.1(v)(ii) above: (x) that have been sold to the public either pursuant to a registration statement or pursuant to Rule 144, (y) that have been sold in a private transaction in which the Holder’s rights under this Agreement are not assigned or (z) that are Freely Tradable (it being understood that, for purposes of determining eligibility for resale under clause (z) of this proviso, no securities held by any Holder shall be considered Freely Tradable to the extent such Holder reasonably determines that it is an “affiliate” (as defined under Rule 144) of the Company).

(w)	“Registration Expenses” means the reasonable expenses incident to performance of or compliance by the Company with Section 2 of this Agreement, including (i) all registration and filing fees of the SEC, each Province of Canada in which the Registrable Securities are registered pursuant to Section 2.3(g) and any other securities commissions or stock exchange, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all printing expenses, (iv) all fees and expenses incurred in connection with the listing of Registrable Securities on the NASDAQ Global Select Market and the Toronto Stock Exchange, and (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, but excluding underwriting discounts, selling commissions, fees or other compensation payable to placement agents, fees and expenses of underwriters and/or placement agents (including legal fees) and transfer taxes, if any.

(x)	“Registration Period” means (x) the period commencing on the Closing Date and ending on the 90th day after the Closing Date plus (y) the period commencing on the 91st day after the Closing Date, and ending on the earlier of (i) such time when all Registrable Securities have been disposed of pursuant to an effective registration statement, of which disposal, the Holder shall promptly notify the Company and in any event within not more than three business days thereafter, (ii) such time when the entire amount of the Registrable Securities held by the

Holder may be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume or manner of sale pursuant to Rule 144, or (iii) such time when all Registrable Securities have ceased to be outstanding.

(y)	“Registration Statement” has the meaning set forth in Section 2.3(a).

(z)	“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(aa)	“Rule 405” means Rule 405 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(bb)	“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(cc)	“Rule 433” means Rule 433 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(dd)	“SEC” means the United States Securities and Exchange Commission.

(ee)	“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale.

(ff)	“Shelf Registration Statement” has the meaning set forth in Section 2.3(a). (gg) “Stockholder” has the meaning set forth in the Preamble.

(hh)	“Stockholder Agreement” has the meaning set forth in the Recitals.

(ii)	“Suspension Period” has the meaning set forth in Section 2.7.

(jj)	“Underwritten Offering” means a firm commitment underwriting providing for the sale of Registrable Securities whose aggregate offering price, net of Selling Expenses, would equal or exceed $50,000,000 and which will be consummated within 90 days after the Closing Date.

(kk)	“Violation” has the meaning set forth in Section 2.8(a).

(ll)	“WKSI” means a well-known seasoned issuer within the meaning of Rule 405 promulgated under the Act.

SECTION 2. REGISTRATION RIGHTS
     2.1 Registration.
     (a) Subject to the conditions of this Section 2.1, the Company shall prepare and file as part of its Automatic Shelf Registration Statement (File No. 333-156376) on Form S-3ASR (the “Current Shelf Registration Statement”), pursuant to Rule 424(b)(7) of the Act, on the Closing Date, a prospectus supplement pursuant to Rules 424(b) and 430B under the Act providing for the resale of all of the Registrable Securities in accordance with Rule 415 of the Act from time to time by the Holder. The Holder shall be named as a selling securityholder in the prospectus supplement in accordance with Regulation S-K promulgated under the Act. The prospectus supplement shall provide for the sale of the Registrable Securities by the Holder in accordance with the methods of distribution elected by the Holder in accordance with the Stockholder Agreement.
     (b) If Holder together with Holder’s “affiliates” (as defined under Rule 144) collectively beneficially own 5% or more of the issued and outstanding shares of Common Stock and Holder shall advise the Company of any underwriting arrangement in connection with the Current Shelf Registration Statement pursuant to Section 2.1(a), or a Canadian Prospectus, if any, pursuant to Section 2.3(g), the Company and Holder shall enter into, and perform their respective obligations pursuant to, an underwriting agreement for an Underwritten Offering that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities with an underwriter or underwriters that shall be selected by Holder after consultation with the Company, and that shall be reasonably acceptable to the Company. The Company shall take all commercially reasonable actions as are requested by the underwriter or underwriters in the Underwritten Offering to expedite or facilitate the disposition of such Registrable Securities; provided however, neither the Company nor any director or officer of the Company shall be required to enter into an underwriter’s lock-up agreement for a lock-up period that expires no later than the earlier of (i) the date that is 90 days after the date of completion of the Underwritten Offering or (ii) the date that is 120 days after the Closing Date. The Holder may, at its option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. The Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holder and its ownership of the securities being registered on its behalf, its intended method of distribution and any other representation required by law. If the Holder disapproves of the terms of an underwriting, the Holder may elect to withdraw therefrom by notice to the Company and the underwriter or underwriters; provided, however, that such withdrawal must be made at a time up to and including the time of pricing of such offering and Holder shall pay all Registration Expenses in connection with any such withdrawn offering. For avoidance of doubt, there shall only be a single Underwritten Offering that is consummated pursuant to the terms of this Agreement.
     (c) Notwithstanding the foregoing provisions of this Section 2.1, Holder may not sell any Registrable Securities under any Registration Statement (as defined below), or, if applicable, any Canadian Prospectus, during the Lock-up Period.

     2.2 Expenses. If Holder together with Holder’s “affiliates” (as defined under Rule 144) collectively beneficially own 10% or more of the issued and outstanding shares of Common Stock immediately following the issuance of the Common Stock to Holder under the Master Agreement on the Closing Date, then all Registration Expenses incurred hereunder shall be borne by Company, except as set forth in Section 2.1(b) when Holder has elected to withdraw from an Underwritten Offering. If Holder together with Holder’s “affiliates” (as defined under Rule 144) collectively beneficially own less than 10% of the issued and outstanding shares of Common Stock immediately following the issuance of the Common Stock to Holder under the Master Agreement on the Closing Date, then all Registration Expenses incurred hereunder shall be borne by Holder. All Selling Expenses incurred hereunder shall be borne by Holder.
     2.3 Obligations of Company. The Company shall, subject to the terms and conditions hereof, use its commercially reasonable efforts to:
     (a) Keep the Current Shelf Registration Statement effective during the Registration Period. If the Current Shelf Registration Statement covering resales of the Registrable Shares ceases to be effective for any reason at any time during the Registration Period (other than because all securities registered thereunder shall have been resold pursuant thereto), or ceases to constitute an Automatic Shelf Registration Statement, the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days after such cessation of effectiveness amend the Current Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, registering the resale of the Registrable Securities from time to time by the Holder (a “Shelf Registration Statement” and, collectively with the Current Shelf Registration Statement, a “Registration Statement”) so that all Registrable Securities outstanding as of the date of such filing are covered by a Registration Statement. Any such Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of the Registrable Securities for resale by the Holder in accordance with the methods of distribution elected by the Holder and set forth in the Shelf Registration Statement and shall be designated by the Company as an Automatic Shelf Registration Statement if the Company is then eligible to file an Automatic Shelf Registration Statement on Form S-3 for the purposes contemplated by this Agreement. If such Shelf Registration Statement is not an Automatic Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Shelf Registration Statement continuously effective until the end of the Registration Period.
     (b) Prepare and file promptly with the SEC such amendments and supplements to any Registration Statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of the Registrable Securities covered by such Registration Statement for the Registration Period.
     (c) Before filing any Registration Statement, prospectus or prospectus supplement or any amendments or supplements thereto with the SEC, furnish to the Holder copies of all such documents proposed to be filed at least two business days, or such shorter period as may be commercially reasonable under the circumstances, prior to the filing of such Registration Statement or amendment thereto, prospectus or amendment or supplement thereto or prospectus supplement or amendment or supplement thereto.
     (d) The Company agrees that, unless it obtains the prior written consent of the Holder, and the Holder agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed with the SEC. The Company represents that any Issuer Free Writing Prospectus prepared by it or authorized by it in writing for use by the Holder will not include any information that conflicts with the information contained in the Current Shelf Registration Statement or the prospectus supplement or any other Shelf Registration Statement and related prospectus, as applicable, and, any such Issuer Free Writing Prospectus, when taken together with the information in the Current Shelf Registration Statement and the prospectus supplement or any other Shelf Registration Statement and related prospectus, as applicable, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (e) Furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus and any prospectus supplement in conformity with the requirements of the Act and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holder.
     (f) Use its commercially reasonable efforts to register and qualify the securities covered by the Registration Statement under such blue sky laws of such states of the United States as shall be reasonably requested by the Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation other than with respect to the registration of securities or to file a general consent to service of process in any such states or jurisdictions.
     (g) If requested by Holder, to use its commercially reasonable efforts to prepare and file a shelf prospectus in one or more of the Provinces of Canada, other than Quebec, as may be requested by Holder, under National Instrument 71-101 — The Multijurisdictional Disclosure System (“NI 71-101”) covering the registration of all of the Registrable Securities for an offering to be made on a continuous basis in such Provinces of Canada (each a “Canadian Prospectus”), provided, however, that (i) the Company makes no representation or covenant regarding the timing of the “receipt” of any such Canadian Prospectus by the securities commissions of any of the Provinces of Canada in which such registration is attempted, (ii) any Canadian Prospectus shall only be maintained and available for use during the Registration Period and (iii) the Company shall not be required to comply with National Instrument 43-101 or other additional disclosure obligations in order to qualify any Canadian Prospectus in any Province of Canada. Except as set forth in this Section 2.3(g), the Company’s obligations under this Section 2.3 and the Holder’s obligations under Section 2.4 shall apply with respect to any Canadian Prospectus, to the extent applicable, and as if reference to the Act refers to the corollary of such securities laws as enacted in the Province(s) of Canada in which the Registrable Securities are registered.

     (h) Notify the Holder at any time that the Company has knowledge that a prospectus relating to the Registration Statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
     (i) Subject to the provisions of Section 2.7 below, the Company shall as promptly as practicable prepare and file pursuant to applicable law, a post-effective amendment to such Registration Statement or an amendment or supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder.
     (j) Upon request and subject to appropriate confidentiality obligations, furnish to the Holder copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities.
     (k) Cause Registrable Securities to be listed on the NASDAQ Global Select Market and the Toronto Stock Exchange, and provide Holder with information regarding the transfer agent and the CUSIP number for such Registrable Securities, in each case not later than two business days after the Closing Date.
     (l) Promptly notify Holder (i) when any prospectus, amendment or supplement to any prospectus, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment or supplement, when the same has been declared effective; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) of the determination by the Company that a post-effective amendment to a Registration Statement is required to be filed or will be filed with the SEC; provided, however, that this requirement shall not apply to periodic reports, other reports and proxy statements required to be filed by the Company.
     (m) In the event (i) Holder seeks to complete the Underwritten Offering, or (ii) Holder could, in the opinion of counsel reasonably satisfactory to the Company, reasonably be deemed to be an “underwriter” (as defined in Section 2(a)(11) of the Act) or (iii) any investment bank or agent selling Registrable Securities on behalf of Holder could, in the opinion of counsel reasonably satisfactory to the Company, reasonably be deemed to be an “underwriter” (as defined in Section 2(a)(11) of the Act), then in the case of clause (i) for a reasonable period prior to the filing of any final prospectus for such Underwritten Offering, in the case of clause (ii) during the Registration Period, and in the case of clause (iii) during the first 90 days of the Registration Period, the Company shall cooperate with Holder, the managing underwriter or underwriters selected in accordance with Section 2.1(b) and any such investment bank or agent, as the case may be, regarding provision of such information of the Company relating to the contents of the Registration Statement, and related prospectus, and cause the officers, counsel and independent certified public accountants of the Company to be reasonably available, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Act, including the provision of (x) one customary auditor “comfort letter” to Holder (and any such investment bank or agent) in addition to the auditor “comfort letter” provided to the underwriter or underwriters in the Underwritten Offering, (y) one opinion of counsel representing the Company for purposes of such prospectus supplement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” letter for such offering, addressed to the Holder (and any such investment bank or agent) and (z) a standard officer’s certificate from the Chief Executive Officer and Chief Financial Officer of the Company addressed to the Holder (and any such investment bank or agent); provided, however, that the foregoing reasonable investigation on behalf of Holder (and any managing underwriter or underwriters or any such investment bank or agent) shall be conducted by legal counsel to Holder (and a single legal counsel appointed to represent all such managing underwriter or underwriters and investment banks and agents); and provided further that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Registration Statement or in any other manner other than through the release of such information by any Person afforded access to such information pursuant hereto), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement).
     (n) The Company agrees to provide reasonable cooperation in connection with the marketing of the Underwritten Offering in accordance with the terms hereof, including using its commercially reasonable efforts to make one or more of its executive officers available, on a customary basis, to participate to the degree reasonably requested in the road show conducted in connection with the Underwritten Offering, if any; and, in connection with the Underwritten Offering, to furnish upon request such other documents reasonably required under the terms of the underwriting arrangement, including customary legal opinions (including a standard “10b-5” letter) dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing of such offering and auditor “comfort” letters dated the date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing of such offering under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten offerings of securities.
     2.4 Obligation of Holder of Registrable Securities. Each Holder of Registrable Securities agrees as a condition to the registration of such Holder’s Registrable Securities as provided herein to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing. Each Holder of Registrable Securities covenants and agrees that it will comply with the prospectus delivery requirements of the Act as applicable to it in connection with sales of Registrable Securities pursuant to this Agreement.
     2.5 Form S-3 Eligibility. The Company represents and warrants as of the date hereof that it is a WKSI and meets the requirements for the use of Form S-3 for registration for the resale of the Registrable Securities by Stockholder. The Company agrees to use its commercially reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner during the Registration Period so as to remain eligible for the use of Form S-3.
     2.6 Reports under the 1934 Act. To the extent it shall be required to do so under the 1934 Act, the Company shall (a) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required to be filed by Company under the 1934 Act and (b) furnish to Holder upon request, as long as Holder owns any Registrable Securities a written statement by Company that Company has complied with the reporting requirements of the 1934 Act.
     2.7 Suspension Periods. If disclosure of information in the initial filing of the prospectus supplement pursuant to Section 2.1(a) or any other filing of a Shelf Registration Statement, or in an amendment to a Registration Statement and/or in a supplement to the prospectus included therein, is required so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and if an executive officer of the Company determines in good faith at any time after consultation with counsel that such disclosure of any such information would be detrimental to the Company, then the Company shall be permitted to delay filing such registration statement, amendment or supplement, or suspend the use or effectiveness of such registration statement, for a period of time not to exceed 30 consecutive days in any 90 day period (such period, a “Suspension Period”), provided that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period, by providing written notice of such Suspension Period to the Holder. Upon receiving written notice of a Suspension Period, Holder shall immediately cease (and shall cause its agents or brokers to immediately cease) all offers and sales of Registrable Securities pursuant to a Registration Statement, and, if applicable, any Canadian Prospectus. The Company will promptly notify Holder in writing upon the termination of any Suspension Period. In addition, and without any limitation of the foregoing, if at any time, in Company’s good faith determination after consultation with counsel, that there is a substantial risk that the offer or sale by Holder of any Registrable Securities pursuant to a Registration Statement would result in a violation of the Act, the anti-fraud provisions of the 1934 Act or other applicable law, then Holder shall, upon written notice to Holder from the Company, immediately cease (and shall cause its agents or brokers to immediately cease) all offers and sales of Registrable Securities under such registration statement, and if applicable, any Canadian Prospectus, until further notice from the Company.
     2.8 Indemnification.
     (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, its officers and directors and each person, if any, who controls the Holder within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein, and if applicable, any Canadian Prospectus, and any amendments or supplements to a Registration Statement, prospectus or Canadian Prospectus, (ii) the omission or alleged omission to state in a Registration Statement, including any preliminary prospectus or final prospectus contained therein, and if applicable, any Canadian Prospectus, and any amendments or supplements to a Registration Statement, prospectus or Canadian Prospectus, a material fact required to be stated therein, or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein not misleading or (iv) any Violation or alleged Violation by the Company of the Act, any state securities law or any rule or regulation promulgated under the Act, or any state securities law; and the Company will pay to the Holder, its officers, directors or controlling person(s), any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by Holder or any of its officers, directors or controlling persons (within the meaning of the Act or the 1934 Act) expressly for use in connection with such registration by the Company; and provided, further, that the indemnity agreement contained in this Section 2.8(a) shall not apply to, nor shall the Company have any other liability elsewhere under this Agreement with respect to, any sale of Registrable Securities by Holder during a Suspension Period or under a Registration Statement, or if applicable, any Canadian Prospectus, with respect to which the Holder has received notice that such Registration Statement or any such Canadian Prospectus is not available to cover such sale.

     (b) To the extent permitted by law, Holder will indemnify and hold harmless the Company, each of its directors, officers and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon (i) any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with registration pursuant to a Registration Statement or, if applicable, any Canadian Prospectus or (ii) any Violation or alleged Violation by the Holder of the Act, any state securities law or any rule or regulation promulgated under the Act, or any state securities law; and Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.8(b) in connection with investigating or defending any such indemnified loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld, conditioned or delayed.
     (c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually and reasonably satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 (except to the extent that the indemnifying party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure), but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.
     (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.

The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
     (e) The obligations of the Company and Holder under this Section 2.8 shall survive the completion of any offer or sale of Registrable Securities pursuant to a Registration Statement or, if applicable, any Canadian Prospectus.
SECTION 3. OTHER PROVISIONS
     3.1 Effectiveness and Termination. This Agreement (a) shall become effective as of the date first above written and (b) shall remain in force and effect until the end of the Registration Period, at which time this Agreement shall terminate; provided, however, that Section 2.8 (Indemnification) and this Section 3 (Other Provisions) shall survive such termination of this Agreement and shall remain in full force and effect indefinitely.
     3.2 No Assignment. The Parties’ respective rights and obligations pursuant to this Agreement may not be transferred, assigned or delegated by either the Company or the Stockholder without the prior written consent of the other. Any attempted transfer, assignment or delegation in violation of the foregoing shall be void.
     3.3 Governing Law. This Agreement is to be governed by and construed under the laws of the State of Colorado, without giving effect to those principles of conflicts of laws that might otherwise require application of the laws of any other jurisdiction.
     3.4 Dispute Resolution.
     (a) If for any reason any Dispute arising out of this Agreement, either Party may deliver written notice to the other Party regarding such Dispute and the Dispute shall be determined by arbitration as provided in this Section 3.4. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING FROM OR CONNECTED WITH THIS AGREEMENT.
     (b) All Disputes shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The number of arbitrators shall be three. The place of Arbitration shall be Houston, Texas, USA. The language of the Arbitration shall be English. Judgment may be entered upon an award in any court of competent jurisdiction.
     (c) The Party referring a Dispute to arbitration hereunder shall appoint an arbitrator in the arbitration petition and the respondent Party shall appoint an arbitrator in its response. If within 30 days after the date of the arbitration petition, the respondent has not appointed an arbitrator, such arbitrator shall be appointed by the ICC. Within 30 days of their appointment, the two arbitrators so appointed shall appoint a third arbitrator who shall preside over the arbitration panel. If the two arbitrators cannot agree on a third arbitrator within such 30 day period, the third arbitrator shall be appointed by the ICC.
     (d) Notwithstanding the provisions of Section 3.4(a), the arbitral tribunal shall have the power to grant interim measures of protection, but, without derogating from the commitment to arbitrate or the power of the arbitral tribunal to grant such measures, it shall not be inconsistent with this Agreement for a party to apply to a court of competent jurisdiction for an interim measure of protection pending the commencement or completion of arbitration.
     (e) In any arbitration, or in any court proceeding authorized to be taken under this Agreement, the arbitral tribunal or the court, as the case may be, shall in addition to any other relief, be entitled to make an award or enter a judgment, as the case may be, for reasonable attorney’s fees and disbursements, including experts witness fees, and any other costs of the proceeding. The arbitration panel may only award damages as provided for under the terms of this Agreement and in no event may punitive, consequential or special damages be awarded.
     (f) If contemporaneous Disputes arise out of this Agreement, a single arbitration may be commenced in respect of the Disputes.
     3.5 Counterparts; Exchange by Facsimile or Electronic Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one single instrument. This Agreement may be delivered by facsimile or electronic delivery.
     3.6 Headings. The headings of the Sections and Subsections of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     3.6 Notices. Unless otherwise provided in this Agreement, any notice or other correspondence required or permitted by this Agreement shall be deemed to have been properly given or delivered when made in writing and hand-delivered to the Party to whom directed, or when given by facsimile transmission, with all necessary delivery charges fully prepaid (or in the case of a facsimile, upon confirmation of receipt), and addressed to the Party to whom directed at the following address:
If to the Company:
Royal Gold, Inc.
1660 Wynkoop Street, Suite 1000
Denver, CO 80202 USA
Attention: President and Chief Executive Officer
Facsimile: (303) 595-9385

          with a copy (which shall not constitute notice) to:
Hogan & Hartson L.L.P.
One Tabor Center
1200 Seventeenth Street, Suite 1500
Denver, CO 80202 USA
Attention: Paul Hilton, Esq.
Facsimile: (303) 899-7333
          If to Stockholder:
Compañía Minera Carmen de Andacollo
c/o Teck Operaciones Mineras Chile Ltda.
Avenida Vitacura 2939, Piso 24
Las Condes, Santiago, Chile
Attention: Christian Arentsen
Facsimile: (56-2) 464 5794
          with a copy (which shall not constitute notice) to:
Borden Ladner Gervais LLP
1200 Waterfront Centre
200 Burrard Street, P.O. Box 48600
Vancouver, British Columbia, V7X 1T2 Canada
Attention: Fred R. Pletcher
Facsimile: (604) 687-1415
Any Party may change its address for the purpose of notices or communications by furnishing notice thereof to the other Party in the manner provided in this Section 3.6.
     3.7 Severability. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.
     3.8 Entire Agreement; Amendment; Waiver. This Agreement, together with the Stockholder Agreement, are the complete expression of the entire agreement of the Parties, and no oral promise, statement or representation not contained herein shall be binding on the Parties unless reduced to writing and signed by the Parties. This Agreement may not be amended, modified or changed, nor shall any wavier of any provision hereof be effective, except by means of a written instrument that has been executed by the Party or Parties to be bound.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf as of the day and year first above written.

ROYAL GOLD, INC.
By:
Name:
Title:

COMPAŇÍA MINERA CARMEN DE ANDACOLLO
By:
Name:
Title: